UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 5, 2005 (December 30,2005)

Date of Report (Date of earliest event reported)

Commission file number: 000-31667

MFC DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	13-3579974 (I.R.S. Employer Identification No.)

271 North Avenue, Suite 520

New Rochelle, NY 10801

(Address of principal executive offices)

(914) 636-3432

(Telephone number)

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding MFC Development Corp.'s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render MFC Development Corp.'s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause MFC Development Corp.'s actual results to differ from management's current expectations are contained in MFC Development Corp.'s filings with the Securities and Exchange Commission. MFC Development Corp. undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 3.02 Unregistered Sales of Equity Securities

(a) Private Placement of Convertible Preferred Stock and Warrants to Purchase Common Stock

Background

On November 29, 2005, MFC Development Corp. ("MFC", "the Company", or the "Registrant") completed the acquisition of all the issued and outstanding shares of common stock of Worldwide Excellence, Inc., a Delaware corporation ("WWE"), in accordance with the provisions of a certain Acquisition Agreement dated as of July 29, 2005 (the "Acquisition Agreement") among WWE, MFC, and WWE's stockholders. At the closing under the Acquisition Agreement, MFC acquired one hundred (100%) percent of WWE's outstanding common stock in exchange for shares of MFC common stock. Simultaneously with that closing, WWE also closed on the "Minimum" under a private placement offering ("Private Placement Offering") of shares of the Company's convertible preferred stock and warrants to purchase the Company's common stock. This Private Placement Offering and the two closings under the Private Placement Offering are described in more detail below.

The Private Placement Offering

WWE, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation 506 promulgated under the Securities Act, has engaged in a Private Placement Offering to "accredited investors" of 775,000 shares of the Company's 10% convertible preferred stock for $1,550,000. Each share of preferred stock is convertible into two shares of the Company's common stock and warrants to purchase 775,000 shares of the Company's common stock; each warrant entitling the holder to purchase one share of the Company's common stock (the "Minimum"). Under the Private Placement Offering, WWE could increase the number of shares of the Company's convertible preferred stock and warrants to purchase shares of the Company's common stock to be purchased under the Private Placement Offering to any amount above the Minimum (the "Over Allotment") but not to exceed an aggregate of $3,250,000, or 1,625,000 shares of the Company's convertible preferred stock and warrants to purchase an aggregate of 1,625,000 shares of the Company's common stock.

As part of the simultaneous closing under the previously described Acquisition Agreement and this Private Placement Offering, the Company raised $1,550,000 and issued 775,000 shares of the Company's convertible preferred stock and warrants to purchase 775,000 shares of the Company's common stock to investors under the Private Placement Offering. At that time, WWE decided to increase the number of shares of the Company's convertible preferred stock and warrants offered in the Private Placement Offering by an aggregate of an additional 850,000 shares ($1,700,000) of the Company's convertible preferred stock, each share of which is convertible into two shares of the Company's common stock and 850,000 warrants.

On December 19, 2005, MFC, pursuant to a second closing under the Private Placement Offering, issued to "accredited investors" an additional 355,000 shares of the Company's convertible preferred stock, each share of which is convertible into two shares of the Company's common stock and warrants to purchase 355,000 shares of the Company's common stock; each warrant entitling the holder to purchase one share of the Company's common stock.

Under the terms of the previously described Private Placement Offering, the Company may exercise its Over Allotment option, and issue up to an additional 495,000 shares of the Company's convertible preferred stock and warrants to purchase 495,000 shares of the Company's common stock to investors until December 30, 2005, the expiration date of the Private Placement Offering.

On December 30, 2005, MFC, pursuant to a third and final closing under the Private Placement Offering, has issued to "accredited investors" an additional 75,000 shares of the Company's convertible preferred stock, each share of which is convertible into two shares of the Company's common stock and warrants to purchase 75,000 shares of the Company's common stock; each warrant entitling the holder to purchase one share of the Company's common stock.

The term of the warrants is three years and the exercise price of the warrant shares shall be (i) $1.00 during the first year after the closing of the Private Placement Offering and (ii) $1.50 thereafter. Each share of convertible preferred stock is convertible into two shares of the Company's common stock at a conversion price of $1.00 per share of the Company's common stock. The shares of the Company's convertible preferred stock are redeemable, at the option of the Company, at a redemption price of $0.10 per share in the event that the Company's common stock has a closing bid price of at least $3.00 for twenty (20) consecutive trading days immediately preceding the notice of redemption; provided, that a registration statement covering the shares of common stock underlying the Company's convertible Preferred Stock is then currently effective. Similarly, the warrants are redeemable, at the option of the Company, at a redemption price of $0.10 per warrant share exercisable in the event that the Company's common stock has a closing bid price of at least $3.00 for twenty (20) consecutive trading days immediately preceding the notice of redemption; provided, that a registration statement covering the warrant shares is then currently effective.

The aggregate purchase price for the securities purchased under the Private Placement Offering to date is $2,410,000, of which $150,000 is included under this Current Report. WWE has agreed to pay a finder or designee, as applicable, a sum ordinarily not to exceed ten (10%) percent of the investor subscription amount received by WWE under the Private Placement Offering, provided that such payments are permitted under federal and applicable state securities laws. WWE did not incur any additional legal expenses, in connection with the third and final closing under the Private Placement Offering. The net proceeds of the Private Placement Offering received on December 30, 2005, will be used by WWE to purchase inventory for new products, for working capital and general corporate purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

MFC DEVELOPMENT CORP.

January 5, 2005	/s/ Victor Brodsky
Victor Brodsky Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)